================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                     XXXXX
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           PHONETEL TECHNOLOGIES, INC.

                            650 Statler Office Tower
                               1127 Euclid Avenue
                              Cleveland, Ohio 44115
                                 (216) 241-2555

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 30, 1997

                            -------------------------

To the Shareholders of PhoneTel Technologies, Inc.:

         The Annual Meeting of Shareholders of PhoneTel Technologies, Inc. (the "Company"), an Ohio corporation, will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, 43rd Floor, New York, New York 10022, on Monday, June 30, 1997 at 9:00 A.M., Eastern Daylight Time, for the following purposes:

         1. To approve an amendment to the Amended and Restated Code of Regulations of the Company to establish a classified Board of Directors and adopt related provisions; and

         2. To elect a Board of Directors consisting of six Directors. If the proposed amendment to the Company's Amended and Restated Code of Regulations establishing a classified Board of Directors (Proposal 1 above) is adopted, the six Directors will be elected to a classified Board of Directors on which three Directors will serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified and three Directors will serve until the 1999 Annual Meeting of Shareholders and until their successors are duly elected and qualified. If the proposed amendment is not adopted, all six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified; and

         3. To ratify and approve the PhoneTel Technologies, Inc. 1997 Stock Incentive Plan; and

         4. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record at the close of business on June 3, 1997 will be entitled to vote at the Annual Meeting and at any adjournment thereof. All shareholders are cordially invited to attend the Annual Meeting. The Company urges you to assure your representation at the Annual Meeting by signing and returning the enclosed proxy in the postage prepaid envelope provided. The giving of this proxy does not affect your right to vote in person if you attend the Annual Meeting.

                                       By Order of the Board of Directors


                                       /s/ Tammy L. Martin

                                       Tammy L. Martin
                                       Secretary

Cleveland, Ohio
June 6, 1997

                           PHONETEL TECHNOLOGIES, INC.

                            650 Statler Office Tower
                               1127 Euclid Avenue
                              Cleveland, Ohio 44115

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 30, 1997

MATTERS TO BE CONSIDERED AT THE MEETING

         This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of PhoneTel Technologies, Inc. (the "Company" or "PhoneTel") for use at the Annual Meeting of Shareholders to be held on June 30, 1997 or at any adjournment thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy, together with the Company's Annual Report for the year ended December 31, 1996 are first being mailed on or about June 6, 1997 to shareholders of record at the close of business on June 3, 1997. The Company will pay the cost of soliciting proxies.

         The only business which the Board of Directors intends to present or knows that others will present at the Meeting is as set forth in the attached Notice of Annual Meeting of Shareholders. If any other matters are properly presented at the Meeting for action to be taken thereon, the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

VOTING, PROXIES AND REVOCABILITY

         Shareholders of record at the close of business on June 3, 1997 are entitled to notice of and to vote at the Meeting. Each shareholder of record is entitled to one vote on each matter for each share then held of the Company's Common Stock, $.01 par value ("Common Stock"). As of the close of business on May 5, 1997, the Company had 16,097,200 shares of Common Stock outstanding.

                  A majority of the shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Proxies marked as abstentions and broker non-votes will be considered as present at the Meeting for purposes of determining the existence of a quorum.

         Executed proxies which are returned will be voted as specified therein. If no specification is made, the proxies will be voted FOR the approval of the proposed amendments to the Company's Amended and Restated Code of Regulations (the "Code of Regulations"), FOR the election as Directors of the nominees as specified herein, and FOR the ratification and approval of the PhoneTel Technologies, Inc. 1997 Stock Incentive Plan.

         A shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing, with the Secretary of the Company at the above address, either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Meeting and votes in person.

         The Meeting may be adjourned and additional proxies solicited if, at the time of the Meeting, the votes necessary to approve any of the proposed actions have not been obtained. Any adjournment of the Meeting will require the affirmative vote of a majority of the Common Stock represented at the Meeting, in person or by proxy, even if less than a quorum.

                            -------------------------

                                   PROPOSAL 1

                            -------------------------

                     AMENDMENT OF THE CODE OF REGULATIONS TO
                    ESTABLISH A CLASSIFIED BOARD OF DIRECTORS

PROPOSED AMENDMENT TO THE CODE OF REGULATIONS

         The Board of Directors has unanimously approved and recommends that the shareholders approve the proposal to amend the Company's Code of Regulations in order to classify the Board into two classes, serving staggered two-year terms and to adopt certain related amendments to the Code of Regulations. The "related amendments" to the Code of Regulations would also (a) provide that Directors can only be removed for "cause" during their term, and (b) require a 75% vote of shareholders to change these amendments, increase or decrease the size of the Board of Directors or remove Directors from office for "cause." The proposed amendment to establish a classified Board of Directors and the related amendments to the Code of Regulations are collectively referred to as the "Proposed Amendment."

         Section 1 of Article III of the Code of Regulations currently provides for a single class of Directors to be elected to serve for one year. Under the Ohio General Corporation Law ("OGCL"), a code of regulations may provide for the classification of Directors. If the Proposed Amendment is approved by shareholders, Section 1 would provide for the classification of the Board of Directors into two classes, one of which would be elected each year. Initially, however, members of both classes would be elected at the 1997 Meeting. As explained under "Proposal 2: Election of Directors" below, if the Proposed Amendment is adopted, the slate of six (6) Directors proposed for election at the Meeting would be proposed to be elected for two separate classes as follows: three (3) Directors, constituting the "Class I Directors," would be elected for a term expiring at the 1998 Annual Meeting of Shareholders and three (3) Directors, constituting the "Class II Directors," would be elected for a term expiring at the 1999 Annual Meeting of Shareholders. At each annual meeting after the 1997 Meeting, Directors would be elected to succeed those Directors whose terms expire, with each newly elected Director to serve until the second succeeding Annual Meeting of Shareholders and until such Director's successor shall be elected and qualified.

         Section 5 of Article III of the Code of Regulations sets forth the procedures for the removal of a Director. Currently, Directors may be removed from office, without assigning any cause, by the vote of the holders of a majority of the voting power entitling them to elect Directors in place of those to be removed. The Proposed Amendment provides that Directors may only be removed by shareholders for cause and only by a vote of 75% of the voting power entitling shareholders to elect Directors in place of those to be removed.

         Article VIII of the Code of Regulations sets forth the procedure for amending or repealing the Code of Regulations. It currently provides that any Regulation may be amended or repealed by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company, at any annual or special meeting of the shareholders, or, without such meeting, by the written consent of the holders of shares entitling them to exercise two-thirds of the voting power. Under the Proposed Amendment to Article VIII, the affirmative vote of the holders of 75% of the shares having voting power on such proposal will be required to amend or repeal Section 1 or Section 5 of
Article III or Article VIII of the Company's Code of Regulations relating to the Proposed Amendment. Other provisions of the Code of Regulations would continue to be subject to amendment or repeal by a simple majority vote of shareholders. The Board believes that this amendment is necessary to preserve the protections afforded by those provisions, since, absent such amendment, an acquiror who possesses a simple majority of the Company's voting power could use his voting power to unilaterally amend the Code of Regulations and eliminate each of these protections.

         If the Proposed Amendment is adopted, the first two paragraphs of
Article III, Section 1 of the Company's Code of Regulations will be deleted in their entirety and replaced with the following:

         Section 1.  Powers, Number, Qualification, Term, Quorum and Vacancies.

         All of the authority of the Corporation shall be exercised by or under the direction of the Board of Directors. For their own government, the Directors may adopt bylaws that are not inconsistent with the Articles or these Regulations.

         The number of Directors shall be not less than six (6) persons nor more than nine (9) persons, as determined from time to time by the Board of Directors provided that if all of the shares of the Corporation are owned of record by one or two shareholders, the number of Directors may be less than six (6) but not less than the number of shareholders. Except as hereinafter provided, Directors shall be elected at the Annual Meeting of Shareholders and the Board of Directors shall be divided into two classes, as nearly equal in number as possible and each of which shall have at least three (3) Directors, which classes shall be designated as "Class I Directors" and "Class II Directors". At the 1997 Meeting, each Class I Director shall be elected to serve for a period of one year and until his successor is elected or until his earlier resignation, removal from office or death. At the 1997 Meeting, each Class II Director shall be elected to serve for a period of two years and until his successor is elected or until his earlier resignation, removal from office, or death. At each succeeding Annual Meeting of Shareholders beginning in 1998, successors to the Class of Directors whose term expires at that annual meeting shall be elected for a two-year term and until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal. If the number of Directors is changed, any increase or decrease in the number of Directors shall be apportioned by the Board among the two classes so that the number of Directors in each class remain as nearly equal as possible; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. A Director elected to fill a vacancy shall hold office during the term to which his predecessor had been elected and until his successor shall have been elected and shall qualify, or until his earlier death, resignation or removal.

         Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at any annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation, as amended from time to time, applicable thereto, and such Directors so elected shall not be divided into classes pursuant to this Article III unless expressly provided by such terms.

         If the Proposed Amendment is adopted, Article III, Section 5 of the Company's Code of Regulations will be deleted in its entirety and replaced with the following:

         Section 5:  Removal of Director.

         No Director may be removed, by shareholders or otherwise, during the term of office for which such Director was elected, except for good cause, and if removed by shareholders for good cause, only by a vote of holders of shares of capital stock carrying 75% of the votes entitled to be cast for the election of Directors generally.

         If the Proposed Amendment is adopted, Article VIII of the Company's Code of Regulations will be deleted in its entirety and replaced with the following:

                                  ARTICLE VIII
                                   AMENDMENTS

         The regulations of the Corporation shall be subject to alteration, amendment or repeal, and new regulations not inconsistent with any provision of the Articles or Incorporation or statute, may be made, either by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Corporation, at any annual or special meeting of the shareholders or, without such meeting, by the written consent of the holders of shares entitling them to exercise two-thirds of the voting power; provided, however, that the first three paragraphs of Article III, Section 1; Article III, Section 5 in its entirety; and this proviso of Article VIII, may not be amended, rescinded or otherwise modified except upon the affirmative vote of the holders of shares of capital stock carrying 75% of the votes entitled to be cast on such matter. If the regulations are amended or new regulations are adopted without a meeting of the shareholders, the Secretary of the Corporation shall mail a copy of the amendment or the new regulations to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof.

         The Board of Directors believes that classification of the Board of Directors as provided in the Proposed Amendment will promote continuity and stability of the

Company's management and policies in the future, since it is possible that half of the Directors at any given time will have prior experience as Directors of the Company. Although the Company has had no difficulty in the past maintaining continuity, the Board of Directors considers it advisable to provide the additional assurance of continuity that is afforded by the classification of Directors.

         It should be noted also that the classification provision will apply to every election of Directors, whether or not a change in the Board would be beneficial to the Company and its shareholders and whether or not a majority of the Company's shareholders believes that such a change would be desirable. Therefore, adoption of the amendment to the Code of Regulations may have significant effects on the ability of the shareholders of the Company to change the composition of the incumbent Board of Directors. However, the Board of Directors believes that the classification of Directors will permit it to represent more effectively the interests of all shareholders and to respond prudently to circumstances created by the demand or actions of a minority shareholder or group. There has been an increasing number of attempts by individuals and entities to acquire significant minority positions in public companies with the intent of obtaining actual control of such companies by electing their own slate of Directors, or by achieving some other goal, such as the repurchase of their shares at a premium, by threatening to obtain such control. These insurgents often can elect a majority of a company's Board of Directors through a proxy contest or otherwise even though they do not own a majority of the company's outstanding shares. The Proposed Amendment to the Code of Regulations may discourage such purchases because its provisions would operate to moderate the pace of any change in control of the Board of Directors by extending the time required to elect a majority of the Directors. At least two shareholders meetings, instead of one, will be required to effect a change in control of the Board. In addition, since the shareholders may elect to cumulate their votes in an election of Directors and there will be fewer Directors to be elected at each annual meeting as a result of the Amendment, a greater number of shares will be required to ensure the election of a single Director.

         Under existing law and the current Code of Regulations, if no provision to the contrary is contained in the Articles or the Code of Regulations, a Director may be removed from office, with or without cause, upon the vote of the holders of a majority of the voting power entitling them to elect Directors in place of those to be removed. The Proposed Amendment would change this by prohibiting the removal of a Director during the term for which such Director was elected except for cause, and then only upon a 75% vote of shareholders. The purpose of this provision is to make it more difficult for a hostile acquiror to gain control of the Board of Directors by effecting the removal of Directors previously elected by the shareholders who are antagonistic to the hostile acquiror's plans.

         Under the current Code of Regulations, the holders of a majority of the voting power of the Company may amend or repeal any provision of the Code of Regulations at an annual or special meeting. Under the Proposed Amendment, the specific provisions in the Code of Regulations which are being amended could not be amended or rescinded without a 75% vote of shareholders. The vote required for amendment or rescission of any other provision of the Code of Regulations would be unaffected. The purpose of this provision is to ensure that the effect of the other amendments considered in the Proposed Amendment would not be circumvented by a simple majority of the shareholders.

         For the same reasons, the adoption of the Proposed Amendment may also deter certain mergers, tender offers or other future takeover attempts which some or a majority of shareholders may deem to be in their best interests. In addition, the Proposed Amendment would delay shareholders who do not like the policies of the Board of Directors from removing a majority of the Board for two years, unless they can show cause and obtain the requisite vote.

         The Board has no knowledge of any present effort to gain control of the Company through the accumulation of stock or to organize a proxy contest. Moreover, there has been no problem in the past or at the present time with management continuity or stability. However, particularly in view of the current environment of increasing stock accumulations and proxy contests facing public companies, the Board believes that it is prudent and in the interests of shareholders generally to provide the advantage of greater assurance of continuity of Board composition and policies which will result from the adoption of the Proposed Amendment. The Board believes such advantage outweighs any disadvantage relating to discouraging potential acquirors from making an effort to obtain control of the Company.

         The Board does not believe that the Articles or the Code of Regulations of the Company presently contain any provisions which should be viewed as having an "anti-takeover" effect. The Board does not presently intend to propose any other amendments to the Articles or the Code of Regulation of the Company which may have the effect of discouraging a takeover attempt.

         Ohio corporation law requires prior shareholder approval of any "control share acquisition" of certain Ohio corporations, including the Company. However, in 1989, the Company amended its Articles in accordance with Section 1701.831 of the OGCL to provide that the provisions of Section 1701.831 of the OGCL shall not apply to control share acquisitions of the Company's shares.

         Ohio corporation law also includes "merger moratorium" provisions that, in general, prohibit certain Ohio corporations, including the Company (an "issuing public corporation"), from entering into a merger, consolidation or other specified transaction ("Regulated Transaction") with any person who, together with related parties, has the right to exercise 10% or more of the voting power of the issuing public corporation in the election of Directors ("interested shareholder"), for a period of three years after the date on which such person became an interested shareholder ("share acquisition date"), unless, prior to such share acquisition date, the Directors of the issuing public corporation approved either the Regulated Transaction or the purchase of shares which resulted in such person becoming an "interested shareholder." After the three-year period, the issuing public corporation may engage in a Regulated Transaction with the interested shareholder only if (a) the transaction is approved by the affirmative vote of the holders of at least two-thirds of the voting power of the issuing public corporation and by at least a majority of the disinterested shares or (b) certain "fair price" requirements are satisfied with respect to the consideration payable in the transaction to the holders of disinterested shares.

         Ohio law further requires that any offeror making a control bid for any securities of a "subject company" pursuant to a tender offer must file information specified in the Ohio Securities Act with the Ohio Division of Securities when the bid commences. The Ohio Division of Securities must then decide, within three calendar days, whether it will suspend the bid under the statute. If it does so, it must initiate hearings on the suspension within 10 calendar days of the suspension date and make a determination, within 16 calendar days of the suspension date, of whether to maintain the suspension.
For this purpose, a "control bid" is the purchase of, or an offer to purchase, any equity security of a subject company from a resident of Ohio that would, in general, result in the Offeror acquiring 10% or more of the outstanding shares of such company. A "subject company" includes any company with both (a) its principal place of business or principal executive office in Ohio or assets located in Ohio with a fair market value of at least $1,000,000 and (b) more than 10% of its record or beneficial equity security holders resident in Ohio, or more than 10% of its equity securities owned of record or beneficially by Ohio residents, or more than 1,000 of its record or beneficial equity security holders resident in Ohio.

         The Company and its shareholders are subject to the "merger moratorium" laws whether or not the Proposed Amendment is adopted. The Proposed Amendment is not part of a comprehensive plan of the Board or management to implement a series of "anti-takeover" measures and neither the Board nor management presently intends to propose any other or additional amendments to the Company's Articles or Code of Regulations that may have such an effect.

VOTE REQUIRED

         The affirmative vote of the holders of shares entitling them to exercise a majority of the voting power of the Company is required for the adoption of the Proposed Amendment to the Code of Regulations. An abstention from voting any share or a broker non-vote with respect to this Proposal will have the same effect as a vote against the Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE PROPOSED AMENDMENT TO THE CODE OF REGULATIONS.

                            -------------------------

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

                            -------------------------

         The Company's Code of Regulations provides for a Board of Directors consisting of no less than four (4) nor more than nine (9) Directors. The Code of Regulations provides that the Board may change the number of Directors within said numbers specified. The Board has fixed the number of Directors at six (6).

         The Board of Directors of the Company has designated Joseph Abrams, Peter Graf, George Henry, Aron Katzman, Nickey Maxey and Steven Richman as nominees for election as Directors of the Company. Each of the nominees was elected to their current Director position by shareholders at the 1996 Annual Meeting. The Company presently has one class of Directors. In the event that the shareholders of the Company do not approve Proposal 1, all of the nominees elected at the Meeting are to serve until the end of the 1998 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

         If the shareholders of the Company approve Proposal 1, the Board of Directors will be classified into two classes and the Board, acting upon the recommendation of its Nominating Committee, has nominated and recommends the re-election of Messrs. Henry, Katzman and Richman as "Class I Directors" for a term expiring at the end of the Annual Meeting of Shareholders to be held in 1998, and the re-election of Messrs. Abrams, Graf and Maxey as "Class II Directors" for a term expiring at the end of the Annual Meeting of Shareholders to be held in 1999. See "Proposal 1: Amendment to the Code of Regulations to Establish a Classified Board of Directors."

         Shareholders are entitled to one vote for each share of Common Stock held in their name of record as of the close of business on June 3, 1997. The six (6) candidates receiving the most votes cast by shareholders, in person or by proxy, at the meeting shall be elected Directors. Under the OGCL, if notice in writing is given by any shareholder to the President, a Vice President or the Secretary of the Company, not less than forty-eight (48) hours before the time fixed for holding the meeting, that the shareholder desires that the voting for election of Directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting by the Chairman or the Secretary of the meeting or by or on behalf of the shareholder giving such notice, each shareholder will have cumulative voting rights. If cumulative voting rights are invoked, then each shareholder shall be entitled to as many votes as shall equal the number of shares of Common Stock he or she owns multiplied by the number of Directors to be elected, and the shareholder may cast all of such votes for a single nominee or any two or more nominees, as the shareholder may desire.

         Proxies solicited hereunder granting authority to vote on the election of Directors will be voted for the reelection by shareholders of each of the nominees for election as Directors. An abstention from voting any share, or a broker non-vote with respect to the election of any nominee for Director, will not affect the election of Directors. In the event that cumulative voting is in effect, the persons authorized in the enclosed form of proxy and acting thereunder shall select, and said persons shall have the authority to cumulate such voting power as they possess and distribute their votes among the nominees so as to assure the election of as many such nominees, as possible. In the event that any of the nominees becomes unavailable for any reason prior to the Meeting, the persons authorized in the enclosed form of proxy and acting thereunder may either vote such shares for a substitute nominee or for a reduced number of nominees, as they may deem advisable. The Company, however, has no reason to believe that any of the nominees will not be available.

BIOGRAPHICAL INFORMATION CONCERNING NOMINEES

NAME AND AGE                     TENURE AS DIRECTOR AND PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------                     ------------------------------------------------------------------

Joseph Abrams, Age 60            Served as a Director of the Company since September 1995.
                                 Mr. Abrams is also a director of Merisel, Inc., a public company that distributes micro computer hardware and software,
                                 and Spectrum Signal Processing, Inc., a public company that specializes in digital signal solutions.  Mr. Abrams was a co-
                                 founder of and served as the President of AGS Computers
                                 from 1967 to 1991.  Since 1991, Mr. Abrams has been a
                                 private investor.


Peter G. Graf, Age 59            Served as a Director, Chairman and Chief Executive Officer of the
                                 Company since July 1995. Mr. Graf is licensed as an attorney and certified public accountant and serves as an officer and/or director of various privately-held companies and the Managing Partner of an accounting firm. From 1991 to September 1995, Mr. Graf served as
                                 Vice Chairman of USA Mobile Communications Holdings, Inc.


George H. Henry, Age 43          Served as a Director of the Company since April 1990. Mr.
                                 Henry has been the President of G. Howard Associates, Inc., a private investment firm, since 1986.  Mr. Henry is also on the Board of Directors of Biovail International Corporation and
                                 is a trustee of Mitchell College.


Aron Katzman, Age 58             Served as a Director of the Company since September 1995. Mr. Katzman is
                                 President of New Legends, Inc., a country club/residential community in the St.
                                 Louis, Missouri area, and Chairman and Chief Executive Officer of Decorating Den
                                 of Missouri, a company engaged in the selling of decorating franchises in
                                 Missouri. Previously, Mr. Katzman was founder and former director of Medicine
                                 Shoppe, Inc., a franchisor of pharmacies, and Chairman and Chief Executive
                                 Officer of Roman Company, a manufacturer and distributor of fashion costume jewelry, from 1984 until it was sold in 1994. Mr. Katzman was formerly a director and officer of World Communications, Inc., which was merged into the
                                 Company in September 1995.


Nickey B. Maxey, Age 40          Served as a Director of the Company since April 1996 and as Vice Chairman of the
                                 Company since February 1997. Mr. Maxey was founder and President of
                                 International Pay Phones, Inc., a Tennessee company, and International Pay
                                 Phones, Inc., a South Carolina company, for more than five years prior to the acquisition of said companies by the Company in March 1996. Since 1990, Mr.
                                 Maxey has owned and operated Resort Hospitality Services of South Carolina,
                                 Resort Hospitality Services of Tennessee and Resort Hospitality Services
                                 International, a group of affiliated companies which are resellers of long distance services.


Steven Richman, Age 53           Served as a Director of the Company since September 1995. Mr. Richman is the principal owner and has served as the Chief Executive Officer of Fabric
                                 Resources International for more than the past five years. Mr. Richman was the co-founder and an officer of Cable Systems USA, an officer at Cellular Systems
                                 USA, and a director of USA Mobile Communications Holdings, Inc. Mr. Richman has
                                 been a director of Cable Systems USA II since 1989.


Meetings and Committees of the Board of Directors

         During 1996, the Board of Directors held seven meetings and took action by unanimous written consent on two other occasions.

         The Board of Directors of the Company has a Compensation Committee and an Audit Committee, neither of which held any meetings in 1996. The Board of Directors also has a Nominating Committee which held no meetings in 1996.

         The Compensation Committee has the authority to decide upon and make recommendations with respect to executive compensation matters. Joseph Abrams, Peter Graf and George Henry are members of the Compensation Committee. Joseph Abrams was elected as Chairman of the Compensation Committee.

         The Audit Committee has the authority to recommend to the Board of Directors the independent accountants to audit the Company's financial statements, to meet with the independent accountants and to review the Company's financial statements, results of audits and fees charged. Peter Graf, Aron Katzman and Steven Richman are members of the Audit Committee. Aron Katzman was elected as Chairman of the Audit Committee.

         The Nominating Committee evaluates the composition of the Board of Directors and makes recommendations to the Board of Directors as to nominees (including any nomination of qualified candidates submitted in writing by shareholders to the Secretary of the Company) for Director to be submitted to the shareholders. Joseph Abrams, Peter Graf and Steven Richman are members of the Nominating Committee. Peter Graf was elected Chairman of the Nominating Committee.

         During 1996, all Directors attended at least 75% of the aggregate total number of the meetings of the Board and Committees on which they served.

Compensation of Directors

         The Company's Code of Regulations provides that the Board of Directors may compensate Directors for serving on the Board and reimburse them for any expenses incurred as a result of Board meetings. Directors' fees have been approved by the Board of Directors and are payable only to non-employee Directors. Directors' fees to such non-employee Directors, representing service for 1995 and 1996, remained unpaid at December 31, 1996. On May 7, 1997, the Board authorized non-employee Director compensation in the amount of $20,000 per year, for a total of $40,000, to be paid in 10,000 unregistered shares of the Company's Common Stock as compensation to each non-employee Director for services rendered for the 1995 and 1996 service years. The shares so awarded were valued at $4.00 per share, which was the market value of the Company's Common Stock on February 4, 1997, the date on which the Board initially considered this manner of compensation for non-employee Directors.

EXECUTIVE OFFICERS

         The Company has two executive officers other than Messrs. Graf and Maxey.

EXECUTIVE OFFICERS            TENURE AS AN OFFICER AND BUSINESS EXPERIENCE DURING THE LAST FIVE
------------------            -----------------------------------------------------------------
                              YEARS
                              -----

Tammy L. Martin               Served as Executive Vice President and Chief Administrative Officer of the
Age 32                        Company since April 1996 and has been General Counsel and Secretary of the
                              Company since September 1995. Previously, Ms. Martin served as Associate Legal
                              Counsel for the Company during 1993 and 1994. Prior to joining the Company, Ms.
                              Martin was in private legal practice from 1992 to 1993 and was self-employed as an accountant from 1990 to 1992.


Richard P. Kebert             Served as Chief Financial Officer and Treasurer of the Company since September
Age 50                        1996. Prior to joining the Company, Mr. Kebert was an independent consultant.
                              From 1994 to 1996, he was Vice President--Finance and Administration of Acordia
                              of Cleveland, Inc. For 12 years prior thereto, Mr. Kebert held several senior management positions with Mr. Coffee, inc., including Vice President of
                              Administration and Secretary, respectively. Mr. Kebert is a certified public accountant.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS.

         On September 22, 1995, the Company entered into an employment agreement with the Company's former Senior Vice President, Gary Pace, pursuant to the terms of the acquisition of World Communications, Inc. ("World"). The agreement with Mr. Pace entitles him to annual salaries during the two-year term of the agreement of $110,000 and $120,000, respectively, as well as certain bonuses.

EXECUTIVE COMPENSATION

         The following table sets forth a summary of all compensation for services rendered during the three year period ended December 31, 1996 paid to the Company's Chief Executive Officer (the "CEO") and to each of the Company's two most highly compensated executive officers who were serving as executive officers at December 31, 1996 and each of whose total salary and bonus for fiscal 1996 exceeded $100,000.

================================================================================
                           SUMMARY COMPENSATION TABLE
================================================================================

                                                                                                 Long-Term Compensation

                             Annual Compensation                                         Awards                       Payouts
                                                                                 --------------------------------------------------

                                                                                                                Long-
                                                                                                                 Term
                                                                   Other        Restrict-       Securities     Incen-     All Other
         Name                                                      Annual           ed          Underlying       tive        Com-
         and                                                      Compen-          Stock         Options/        Pay-        pen-
      Principal                       Salary        Bonus          sation        Award(s)          SARs          outs       sation
       Position           Year         ($)           ($)            ($)             ($)            (#)           ($)         ($)
      ---------           ----        ------       ------          ------         -------        -------         ----       -----
  Peter G. Graf (a)       1996         --            --             --              --             --            --          --
   Chairman, Chief        1995         --            --             --              --             --            --          --
  Executive Officer       1994         --            --             --              --             --            --          --
     and Director

   Tammy L. Martin        1996        98,123       106,892          --              --             --            --          --
    Executive Vice
   President, Chief
    Administrative
   Officer, General
     Counsel and
      Secretary

      Gary Pace           1996       112,307        20,000          --              --             --            --          --
    Former Senior
    Vice President

(a) Mr. Graf has received no compensation for his service as Chief Executive Officer.

GRANTS IN FISCAL 1996

         There were no individual grants of stock options made during the year ended December 31, 1996 to any of the named executive officers. The following table sets forth certain information about unexercised stock options held by the named executive officers at December 31, 1996. No stock options were exercised by such persons during 1996.

================================================================================
                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                       AND
                              FY-END OPTION VALUES
================================================================================

                                                                              NUMBER OF               VALUE OF
                                                                             SECURITIES              UNEXERCISED
                                                                              UNDERLYING            IN-THE-MONEY
                                                                             UNEXERCISED             OPTIONS AT
                                           SHARES                            OPTIONS AT                FY-END
                NAME                      ACQUIRED                           FY-END (#)                  ($)
                 AND                     ON EXER-        VALUE RE-          EXERCISABLE/            EXERCISABLE/
         PRINCIPAL POSITION               CISE (#)       ALIZED ($)         UNEXERCISABLE           UNEXERCISABLE
          ----------------                -------          -------          ------------            -------------
            Peter G. Graf                   --               --                    --                       --
              Chairman,
       Chief Executive Officer
            and Director

           Tammy L. Martin                  --               --                    333                      --
      Executive Vice President,
    Chief Administrative Officer,
           General Counsel
            and Secretary

              Gary Pace                      --              --                    --                       --
            Former Senior
           Vice President

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to the rules of the Securities Exchange Act of 1934 (the "Act"), the Company is obligated to identify each person who, at any time during the fiscal year, was a Director, officer and/or beneficial owner of more than 10% of any class of equity securities of the Company registered pursuant to
Section 12 of the Act, or any other person subject to Section 16 of the Act with respect to the Company (a "Reporting Person") that failed to file on a timely basis, as disclosed in the Forms (as defined below), reports required by Section 16(a) of the Act during the fiscal year ended December 31, 1996, or prior fiscal years.

         The Company has, therefore, reviewed the following reports of Reporting Persons received on or before April 30, 1997: Form 3--Initial Statement of Beneficial Ownership of Securities and Form 4--Statement of Changes in Beneficial Ownership of Securities, and amendments thereto, furnished to the Company during the fiscal year ended December 31, 1996, and Form 5--Annual Statement of Changes of Beneficial Ownership, and amendments thereto, furnished to the Company with respect to the fiscal year ended December 31, 1996 (collectively, the "Forms"). No Forms were received during the period enumerated which were not timely filed.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock owned by each Director of the Company, each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, the named executive officers and all Directors and Officers as a group as of March 31, 1997. Unless otherwise indicated, the number of shares of Common Stock owned by the named shareholders assumes the exercise of the warrants or options that are exercisable within 60 days, the number of which is separately referred to in a footnote, and the percentage shown assumes the exercise of such warrants or options and assumes that no warrants or options held by others are exercised. This information is based upon information furnished by such persons and statements filed with the Commission and other information known by the Company.

======================================================================================================================

                                                                NUMBER OF SHARES                  PERCENTAGE
                    NAME AND ADDRESS                             OF COMMON STOCK                      OF
                  OF BENEFICIAL OWNER                          BENEFICIALLY OWNED                   CLASS

======================================================================================================================
                       DIRECTORS
                       =========

                  Peter G. Graf (a)(l)                              1,272,434                        7.7%
           Chairman, Chief Executive Officer
                      and Director
             1127 Euclid Avenue, Suite 650
                Cleveland, OH 44115-1601

                 Nickey B. Maxey (b)(l)                               408,411                        2.5%
               Vice Chairman and Director
             1127 Euclid Avenue, Suite 650
                Cleveland, OH 44115-1601

======================================================================================================================

                                                                NUMBER OF SHARES                  PERCENTAGE
                    NAME AND ADDRESS                             OF COMMON STOCK                      OF
                  OF BENEFICIAL OWNER                          BENEFICIALLY OWNED                   CLASS

======================================================================================================================
                  George H. Henry (c)                                350,376                         2.2%
                        Director
                   6860 Sunrise Court
                 Coral Gables, FL 33133

                  Stuart Hollander (d)                               323,559                         2.0%
                        Director
                     32 Lake Forest
                  St. Louis, MO 63117

                 Steven Richman (e)(l)                               261,734                         1.6%
                        Director
                      9 Beech Lane
                 Kings Point, NY 11024

                  Aron Katzman (f)(l)                                248,045                         1.5%
                        Director
                     10 Layton Lane
                  St. Louis, MO 63124

                  Joseph Abrams (g)(l)                               200,014                         1.2%
                        Director
                    85 Old Farm Road
                  Bedminster, NJ 07921

                NAMED EXECUTIVE OFFICERS
                ========================

                  Tammy L. Martin (h)                                    333                          *
               Executive Vice President,
             Chief Administrative Officer,
             General Counsel and Secretary
             1127 Euclid Avenue, Suite 650
                Cleveland, OH 44115-1601

                       Gary Pace                                     142,910                         0.9%
              Former Senior Vice President
                   10050 Afton Place
                   St. Louis, MO 63123

======================================================================================================================

                                                                NUMBER OF SHARES                  PERCENTAGE
                    NAME AND ADDRESS                             OF COMMON STOCK                      OF
                  OF BENEFICIAL OWNER                          BENEFICIALLY OWNED                   CLASS

======================================================================================================================
            Executive Officers and Directors                        3,211,059                       19.1%
             as a group (9 persons) (i)(l)

                  5% BENEFICIAL OWNERS
                  ====================

         ING (U.S.) Investment Corporation (j)                      2,048,240                       11.3%
                  135 East 57th Street
                   New York, NY 10022

              Cerberus Partners, L.P. (k)                           2,048,240                       11.4%
                    450 Park Avenue
                   New York, NY 10022

*        Less than 1.0%

(a) Includes warrants to purchase 33,231 shares of Common Stock through December 31, 1997, warrants to purchase 41,833 shares of Common Stock through August 15, 2000 and 14% Preferred Stock (as defined herein) which is convertible through June 30, 2000 into 288,646 shares of Common Stock.

(b) Includes 14% Preferred Stock which is convertible through June 30, 2000 into 33,489 shares of Common Stock.

(c) Includes options to purchase 25,000 shares of Common Stock through October 9, 1998.

(d) Includes 148,864 shares of Common Stock held by his spouse and 6,266 shares of Common Stock held by other family members.

(e) Includes Nominal Value Warrants (as defined herein) to purchase 89,998 shares of Common Stock through March 31, 2001, warrants to purchase 8,110 shares of Common Stock through December 31, 1997, warrants to purchase 12,500 shares of Common Stock through August 15, 2000, warrants to purchase 16,222 shares of Common Stock through August 29, 2000, 11,033 shares of Common Stock held by his spouse and 14% Preferred Stock which is convertible through June 30, 2000 into 48,108 shares of Common Stock.

(f) Includes 14% Preferred Stock which is convertible through June 30, 2000 into 50,850 shares of Common Stock.

(g) Includes 14% Preferred Stock which is convertible through June 30, 2000 into 67,351 shares of Common Stock.

(h) Includes options to purchase 333 shares of Common Stock through January 3, 2000.

(i) Includes beneficial ownership of Common Stock described above with respect to Messrs. Graf, Abrams, Henry, Hollander, Katzman, Maxey and Richman, and Ms. Martin.

(j) Reflects warrants to purchase the Series A Preferred Stock, which is immediately convertible into 2,048,240 shares of Common Stock. ING (U.S.) Investment Corporation is a wholly-owned subsidiary of Internationale Nederlanden (U.S.) Capital Corporation ("ING"). In December 1996, ING transferred those warrants to ING (U.S.) Investment Corporation. All references to "ING" as holder of those warrants or as a holder of shares of Common Stock refer to ING (U.S.) Investment Corporation.

(k) Reflects warrants to purchase the Series A Preferred Stock, which is immediately convertible into 1,798,240 shares of Common Stock.

(l) See "Certain Relationships and Related Transactions" for information with respect to the 14% Preferred Stock and the Nominal Value Warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 15, 1996, warrants with a nominal value ("Nominal Value Warrants") to purchase 2,018,942 shares of Common Stock expiring March 13, 2001, were issued in conjunction with the acquisitions of International Pay Phones, Inc., a Tennessee company, International Pay Phones, Inc., a South Carolina company, and Paramount Communication Systems, Inc., redemption of the 10% Cumulative Redeemable Preferred Stock, 8% Cumulative Redeemable Preferred Stock, and 7% Cumulative Convertible Redeemable Preferred Stock, and conversion of certain debt of the Company into the 14% Convertible Cumulative Redeemable Preferred Stock ("14% Preferred Stock"). The 14% Preferred Stock accrues dividends at the quarterly rate of 0.035 shares of 14% Preferred Stock per share of 14% Preferred Stock and is redeemable by the Company for $60 per share plus accrued and unpaid dividends at any time prior to June 30, 2000, at which date the Company shall redeem all outstanding shares of 14% Preferred Stock at $60 per share. Each share of 14% Preferred Stock is convertible into 10 shares of Common Stock. Concurrently with their exchange of debt and preferred stock for the 14% Preferred Stock, the following Directors, Executive Officers and security holders who at the time held 5% or more of the Common Stock, received the amount of 14% Preferred Stock and Nominal Value Warrants shown below.

   ========================== ============================  ======================

                                Value of Debt/Preferred        Number of Nominal
        Name of Beneficial            Surrendered               Value Warrants
              Owner             and Stated Value of 14%             Issued
                                 Preferred Stock Issued

   ========================== ============================  ======================
          Peter G. Graf                $1,500,000                   539,989
         Chairman, Chief
        Executive Officer
           and Director

   ========================== ============================  ======================

                                Value of Debt/Preferred        Number of Nominal
        Name of Beneficial            Surrendered               Value Warrants
              Owner             and Stated Value of 14%             Issued
                                 Preferred Stock Issued

   ========================== ============================  ======================
            Joseph Abrams                $ 350,000                   125,997
               Director

             Aron Katzman                $ 264,250                    95,128
               Director

            Steven Richman               $ 250,000                    89,998
               Director

           Nickey B. Maxey               $ 174,032                    62,650
               Director

         J&C Resources, Inc.             $ 825,000                   296,994
               5% Owner
              at 3/15/96

          Southcoast Capital             $ 600,000                   143,994
             Corporation
               5% Owner
              at 3/15/96

         In 1995, Mr. Graf loaned an aggregate of $1.25 million to the Company at no interest. Such amounts were subordinated to the Company's other indebtedness. In the first quarter of 1996, Mr. Graf loaned to the Company an additional $260,000 under similar terms. On March 15, 1996, Mr. Graf and the Company agreed to convert $1.5 million of such indebtedness into 25,000 shares of 14% Preferred Stock and 539,989 Nominal Value Warrants. Additionally, in 1996, Mr. Graf loaned approximately $585,000 to the Company at an interest rate of 13.25%, which was the interest rate charged by the Company's secured lenders at that time. On December 31, 1996, Mr. Graf and the Company agreed to convert approximately $248,000 of the principal amount of such indebtedness into 99,119 shares of Common Stock at $2.50 per share, representing the market price of the Common Stock on the day the Company's Board of Directors approved the conversion. On January 2, 1997, Mr. Graf and the Company agreed to convert the remaining indebtedness of approximately $347,000, plus accrued interest of $37,000, into 124,747 shares of Common Stock at $3.00 per share, representing the market price of the Common Stock on the day the Company's Board of Directors approved the conversion.

         In March 1996, a predecessor of Southcoast Capital Corporation ("Southcoast"), which at the time and prior to the consummation of an offering of the Company's Common Stock in December 1996 (the "Company Equity Offering"), was a 5% or more shareholder of the Company, was paid fees consisting of (i) $600,000 in cash, (ii) 10,000 shares of 14% Preferred Stock valued at $600,000 and (iii) Nominal Value Warrants to purchase 143,944 shares of Common Stock for providing financial advisory services to the Company in connection with a certain credit agreement. In addition, in December 1995, a predecessor of Southcoast received 56,666 shares of Common Stock and warrants to purchase 166,666 shares of the Company's Common Stock at an exercise price of $6.00 per share through September 5, 2000 for services rendered in connection with the acquisition of World and a working capital loan. Southcoast acted as the Representative of the underwriters in the Company Equity Offering and received $1,418,000 in December 1996 and $213,000 in January 1997 for its services in the Company Equity Offering and $808,000 in January 1997 for providing financial advisory services to the Company in connection with acquisition of Cherokee Communications, Inc.

         Internationale Nederlanden (U.S.) Capital Corporation ("ING") and Cerberus Partners, L.P., each of which is a 5% or more shareholder and one of the lenders under a certain credit agreement, received customary fees during 1995 and 1996 pursuant to the terms of said credit agreement, including fees upon the prepayment and termination of said credit agreement in December 1996. In addition, an affiliate of ING received approximately $656,000 in December 1996 for acting as co-underwriter in an offering of certain debt by the Company (the "Company Debt Offering").

         On September 22, 1995, the Company entered into a consulting agreement with Stuart Hollander, the former Chairman of World, pursuant to the terms of the acquisition of World. The agreement with Mr. Hollander entitles him to annual salaries during the two-year term of the agreement of $125,000 and $135,000, respectively.

                            -------------------------

                                   PROPOSAL 3

                            -------------------------



             RATIFICATION AND APPROVAL OF 1997 STOCK INCENTIVE PLAN

BACKGROUND:

         On May 5, 1987, the Company's Board of Directors and shareholders approved the Company's Stock Incentive Plan (the "1987 Plan"). Pursuant to the 1987 Plan, both incentive stock options, which meet the requirements of Section 422A of the Internal Revenue Code of 1986 (the "Code") and non-qualified stock options may be granted. Stock appreciation rights and restricted shares of Common Stock ("Restricted Stock") may also be issued under the 1987 Plan. Participation in the Plan is limited to employees of the Company other than Officers and Directors. Pursuant to its terms the Plan terminated on May 4, 1997 and no stock options, stock appreciation rights or Restricted Stock may be granted thereafter. In anticipation of the termination of the 1987 Plan, on February 4, 1997, the Board of Directors adopted, subject to shareholder approval, a new PhoneTel Technologies, Inc. 1997 Stock Incentive Plan (the "1997 Plan") in order to make 2,000,000 shares of the Company's Common Stock available for distribution to the Company's Officers, Directors, employees and independent contractors.

         Consequently, the shareholders will be asked at the Annual Meeting of Shareholders to vote on a proposal to ratify and approve the adoption of the 1997 Plan. To date, the Board has granted an aggregate of 830,000 options under the 1997 Plan to the Chief Executive Officer, Vice Chairman and Chief Administrative Officer, as set forth in the Table below, and it is anticipated that additional options under the 1997 Plan will be granted during 1997; however, the recipients and the number of shares subject to such additional options have not yet been determined.

===============================================================================
                                NEW PLAN BENEFITS
-------------------------------------------------------------------------------
                 PHONETEL TECHNOLOGIES, INC. 1997 STOCK INCENTIVE PLAN
-------------------------------------------------------------------------------
                NAME AND POSITION                        NUMBER OF UNITS
===============================================================================
Peter G. Graf                                              450,000 (1)(3)
Chairman, Chief Executive Officer and Director
-------------------------------------------------------------------------------
Tammy L. Martin                                            200,000 (2)(3)
Executive Vice President, Chief Administrative
Officer, General Counsel and Secretary
-------------------------------------------------------------------------------
Nickey B. Maxey                                            180,000 (1)(3)
Vice Chairman and Director
===============================================================================

(1) These options were granted on February 4, 1997 at $4.00 per share, the fair market value of the Company's Common Stock at the date of grant.

(2) These options were granted on May 7, 1997 at $2.69 per share, the fair market value of the Company's Common Stock at the date of grant.

(3) These options will become exercisable in equal installments of one-third of the shares of the Company's Common Stock which are covered by the stock option on each of the first three anniversary dates of the grant, subject to earlier exercisability in accordance with the terms of the 1997 Plan.

         The Company's Board has adopted the 1997 Plan as part of its policy to further the long-term growth in earnings of the Company by providing incentives to those Officers, Directors, certain other employees and independent contractors who are or will be responsible for such growth; to facilitate the ownership of the Company's Common Stock by such individuals, thereby more closely identifying their interests with those of the Company's shareholders; and to assist the Company in attracting and retaining Officers, Directors, certain other employees and independent contractors with experience and ability. Incentive plans such as the 1997 Plan are an important part of this policy. The number of shares available for issuance under the plan will provide the Company with greater flexibility in carrying out this policy and providing for full exercisability of outstanding options upon the occurrence of a Change in Control of PhoneTel will help reinforce participants' attention to their duties in the event of a potential Change in Control. The Company's Board believes that the 1997 Plan reflects the best interest of the Company and recommends its approval by shareholders.

         The summary that follows is subject to the actual terms of the 1997 Plan which is attached hereto as Annex A. The terms of the 1997 Plan require its approval by the shareholders of the Company.

THE 1997 PLAN

         The 1997 Plan provides for the granting of incentive stock options ("ISOs") and non-qualified stock options ("NSOs"). ISOs and NSOs are sometimes together referred to herein as "options". Unless the 1997 Plan is earlier terminated by the Company's Board, no option may be granted under the 1997 Plan after the date that is ten years from the date the Plan is ratified and approved by the shareholders.

         The 1997 Plan is not subject to any provisions of ERISA, nor is the 1997 Plan a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code").

PLAN ADMINISTRATION

         The 1997 Plan will be administered by a committee of the PhoneTel Board (the "Committee") consisting of two or more Directors of PhoneTel who are "non-employee Directors" within the meaning of Rule 16b-3 and who are "outside directors" within the meaning of section 162(m) of the Code.

SECURITIES SUBJECT TO THE 1997 PLAN

         Following approval of the 1997 Plan, 2,000,000 shares of treasury or authorized but unissued shares of PhoneTel Common Stock will be available for issuance under the 1997 Plan. As of May 5, 1997, the market price for the Common Stock was $2.625 per share.

         The 1997 Plan provides that, in the event of changes in the PhoneTel Common Stock by reason of a merger, reorganization, consolidation, recapitalization, common stock dividend, stock split or similar change relating to the number or kind of outstanding shares, the Committee will make appropriate adjustments in (i) the aggregate number of shares available for issuance under the plan, (ii) the number of shares purchasable upon the exercise of any option outstanding prior to such change and (iii) the purchase price to be paid upon the exercise of such options. In the event of other changes in the PhoneTel Common Stock, the Committee has the discretion to make equitable adjustments to options previously granted under the 1997 Plan.

ELIGIBILITY

         Following shareholder approval of the 1997 Plan, options may be granted to selected key employees of the Company or its subsidiaries (including Officers and those Directors who perform significant decision making functions in the daily operations of the Company) and to non-employee independent contractors as determined and selected by the Committee; provided, however, that ISOs may only be granted to employees of PhoneTel and provided, further, that the aggregate number of shares of PhoneTel Common Stock for which options may be granted to any individual during any calendar year may not, subject to adjustment as described above in "Securities Subject to the 1997 Plan," exceed forty percent (40%) of the shares reserved for purposes of the plan.

EXERCISE OF OPTIONS

         The exercise price of ISOs and NSOs shall be determined by the Committee, but may not, in the case of ISOs, be less than one hundred percent (100%) of the fair market value of the PhoneTel Common Stock on the date the option is granted. The exercise price of options may, however, be adjusted in accordance with the adjustment provisions described above in "Securities
Subject to the 1997 Plan." Upon the exercise of any option, the purchase price must be fully paid in cash or by check, with PhoneTel Common Stock already owned by and in possession of the optionee, or by a combination of the above.

         Options will have a term of up to ten years from the grant date or for such lesser period as the Committee may determine. The Committee will also determine when an option will first become exercisable; provided, however, that (except in the case of a Change in Control) options granted under the 1997 Plan shall not be exercisable within the six-month period subsequent to the date of grant of the option. Options that are not exercised during their term will expire without value.

         Under the terms of the 1997 Plan, upon the occurrence of a "Change in Control" (as defined in the 1997 Plan) of PhoneTel, each outstanding option that is not then exercisable will become fully exercisable as of the date on which the Change in Control occurs provided that the grant of such option was approved in advance by the Committee.

DEATH - TERMINATION OF EMPLOYMENT - ASSIGNMENT

         If an optionee's employment (or service as a non-employee independent contractor) is terminated by reason of death or disability, any option otherwise exercisable at the date of such termination will be exercisable for a period of one year, or until the term of the option expires, whichever period is shorter.

         If an optionee's employment (or service as a non-employee independent contractor) is terminated for "Cause" (as defined in the 1997 Plan), any option held by the optionee will expire as of the date of such termination of employment (or service).

         If an optionee's employment (or service as a non-employee independent contractor) is terminated for any other reason, any option otherwise exercisable at the date of such termination will be exercisable for a period of 90 days or until the term of the option expires, whichever period is shorter.

         Options are not assignable except by will and the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee or the optionee's legal representative.

MODIFICATION - EXTENSION - RENEWAL

         Subject to the terms of the 1997 Plan, the Committee may modify, extend or renew outstanding options granted under the 1997 Plan, or accept the surrender of outstanding options (to the extent not previously exercised) and authorize the granting of new options in substitution therefor (to the extent not previously exercised); provided, however, that no modification may, without the consent of the optionee, alter the rights or obligations under any option previously granted or under any circumstances adversely affect the status of an ISO.

AMENDMENT - TERMINATION

         The PhoneTel Board may terminate or amend the 1997 Plan at any time, except that shareholder approval is required for any amendment that would (i) increase the maximum number of shares of stock which may be issued under the plan (except for adjustments as set forth in the plan), (ii) decrease the price at which options may be granted; (iii) materially increase the benefits to optionees under the plan, (iv) extend the period during which options may be granted; (v) extend the maximum period after the date of grant during which options may be exercised; or (vi) materially modify the eligibility or participation requirements of the plan.

PAYMENT OF TAXES

         PhoneTel has the authority to withhold an amount of PhoneTel Common Stock, or require participants to remit an amount, sufficient to satisfy federal, state and local withholding tax requirements in connection with any exercise of an option.

CERTAIN FEDERAL INCOME TAX EFFECTS

         The following discussion of certain relevant federal income tax effects applicable to ISOs and NSOs granted under the 1997 Plan is a summary only, and reference is made to the Code for a complete statement of all relevant federal tax provisions. It is recommended that holders of ISOs or NSOs consult their tax advisers before exercise of any such option and before disposing of any shares of Common Stock acquired upon the exercise thereof.

NON-QUALIFIED STOCK OPTIONS

         In the case of an NSO, an optionee generally will not be taxed upon the grant of such an option. Rather, at the time of exercise of such NSO the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time as, and in the same amount that, the optionee recognizes ordinary income.

         If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the sales price and the fair market value of such stock on the date that ordinary income was recognized with respect thereto will generally be taxable as long-term or short-term capital gain or loss (if the stock is a capital asset of the optionee) depending upon whether the stock has been held for more than one year after such date.

INCENTIVE STOCK OPTIONS

         In the case of ISOs (which may only be granted to employees of PhoneTel), an employee generally will not recognize taxable income upon the grant of the ISO or upon its timely exercise.

         If stock acquired pursuant to the timely exercise of an ISO is later disposed of, the employee will, except as noted below with respect to a "disqualifying disposition," recognize long-term capital gain or loss (if the stock is a capital asset of the employee) equal to the difference between the amount realized upon such sale and the option exercise price. Under these circumstances, PhoneTel will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the employee.

         If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the employee prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to the employee upon exercise (a "disqualifying disposition"), any gain realized by the employee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the fair market value of the stock on the date the ISO is exercised and (ii) if the stock is a capital asset of the employee, as short-term or long term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date which governs the determination of his ordinary income; provided, however, that if such disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized to the employee, then the amount taxable as ordinary income to the employee will not exceed the excess, if any, of the amount realized on such sale or exchange over the adjusted basis of the stock. In such case, PhoneTel may claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the employee as ordinary income. Any capital gain recognized by the employee will be long-term capital gain if the employee's holding period for the stock at the time of disposition is more than one year; otherwise it will be short-term.

         The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option price will be an item of adjustment for purposes of the alternative minimum tax imposed by Section 55 of the Code.

EXERCISE WITH SHARES

         According to a published ruling of the Internal Revenue Service, an optionee who pays the option price upon exercise of an NSO, in whole or in part, by delivering shares of PhoneTel's Common Stock already owned by the optionee will recognize no gain or loss for federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above for NSOs. See "Certain Federal Income Tax Effects - Non-Qualified Stock Options." With respect to shares acquired upon exercise which are equal in number to the shares surrendered, the basis of such shares will be equal to the basis of the shares surrendered, and the holding period of the shares so acquired will include the holding period of the shares surrendered. The basis of any additional shares received upon exercise will be equal to the fair market value of such shares on the date which governs the determination of the optionee's ordinary income, and the holding period for such additional shares will commence on such date.

         The Treasury Department has issued proposed regulations that, if adopted in their current form, would appear to provide for the following rules with respect to the exercise of an ISO by surrender of previously owned shares of PhoneTel Common Stock. If the shares surrendered in payment of the exercise price of an ISO are "statutory option stock" (including stock acquired pursuant to the exercise of an ISO) and if, at the date of surrender, the applicable holding period for such shares has not been met, such surrender will constitute a disqualifying disposition and any gain realized on such transfer will be taxable to the optionee as discussed above with respect to disqualifying dispositions of ISOs. See "Certain Federal Income Tax Effects - Incentive Stock Options." Otherwise, when shares of PhoneTel Common Stock are surrendered upon exercise of an ISO, in general, (i) no gain or loss will be recognized as a result of the exchange, (ii) the number of shares received that is equal in number to the shares surrendered will have a basis equal to that of the shares surrendered and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period that includes the holding period of the shares exchanged, and (iii) any additional shares received will have a zero basis and will have a holding period that begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the ISO or within one year after exercise, the shares with the lowest basis will be deemed to be disposed of first, and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

VOTE REQUIRED

         The affirmative vote of a majority of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Meeting is required for ratification and adoption of the 1997 Plan. An abstention from voting any share will have the same effect as a vote against the Proposal. Broker non-votes with respect to the Proposal will not affect the Proposal.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION AND ADOPTION OF THE PHONETEL TECHNOLOGIES, INC. 1997 STOCK INCENTIVE PLAN.

                            ------------------------

                    RELATIONSHIP WITH THE COMPANY'S AUDITORS

         The Company is not required to obtain shareholder approval or ratification of its selection of its auditors under the laws of the State of Ohio, and the Audit Committee and the Board of Directors reserve the right to make any change in auditors at any time, and without shareholder approval, which they deem advisable or necessary. Representatives of Price Waterhouse LLP, the Company's current auditors, are expected to be present at the Annual Meeting and will be afforded the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

                           --------------------------

                             ADDITIONAL INFORMATION

COST OF SOLICITATION OF PROXIES

         The cost of soliciting proxies will be paid by the Company, including expenses for preparing and mailing proxy solicitation materials. In addition to use of the mails, proxies may be solicited by certain Officers, Directors and regular employees of the Company, without extra compensation, by telephone, telegraph or personal interview.

SHAREHOLDER PROPOSAL DEADLINE

         A shareholder proposal intended to be presented to the 1998 Annual Meeting must be received by the Company on or before February 5, 1998 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Said proposal should be addressed to Secretary, PhoneTel Technologies, Inc., 650 Statler Office Tower, 1127 Euclid Avenue, Cleveland, Ohio 44115-1601.

                         ------------------------------


OTHER BUSINESS

         The Company is not aware of any matters to be brought before the Meeting. However, if other matters come before the Meeting, it is the intention of the proxy holders named in the enclosed form of proxy to vote in accordance with their discretion on such matters.

         Shareholders are urged to specify their choice on the matters to be voted on at the Meeting and to date, sign and return the enclosed proxy in the envelope provided. A prompt response is helpful and your cooperation will be appreciated.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                       /s/ Tammy L. Martin
                                       --------------------------------------
Cleveland, Ohio                        Tammy L. Martin
June 6, 1997                           Secretary


                            -------------------------

                               FORM 10-KSB REPORT

         IN ADDITION TO ITS ANNUAL REPORT TO SHAREHOLDERS, THE COMPANY FILES AN ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB. SHAREHOLDERS MAY, WITHOUT CHARGE, OBTAIN A COPY WITHOUT EXHIBITS BY WRITING TO THE COMPANY, ATTENTION: SECRETARY, PHONETEL TECHNOLOGIES, INC., 650 STATLER OFFICE TOWER, 1127 EUCLID AVENUE, CLEVELAND, OHIO 44115-1601.

                            -------------------------

                                                                         ANNEX A

                           PHONETEL TECHNOLOGIES, INC.

                            1997 STOCK INCENTIVE PLAN

1. PURPOSE. This Stock Incentive Plan (the "Plan") is intended to provide an incentive to selected key employees (including officers and those directors who perform significant decision making functions in the daily operations of the Company) of PhoneTel Technologies, Inc. (the "Company") and non-employee independent contractors of the Company and any parent or subsidiary corporation to acquire a proprietary interest in the Company, to continue as employees, and to increase their efforts on behalf of the Company, as the case may be. Options granted pursuant to the Plan may consist of incentive stock options ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified options. To the extent that any option does not qualify as an ISO, it shall constitute a separate non-qualified stock option.

2. ADMINISTRATIVE. A committee (the "Committee") appointed by the Company's Board of Directors (the "Board") shall administer the Plan. The Committee shall consist of at least two members, each of whom shall
         (i) be a "non-employee Director", as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended from time to time
         (the "Act") and (ii) satisfy the definition of an "outside director" for purposes of section 162(m) of the Code.

         Subject to the provisions of the Plan, the Committee shall determine the purchase price of the shares covered by each option, the employees and non-employee independent contractors to whom, and the time or times at which, options shall be granted, the number of shares to be covered by each option, and the term of each option; provided, however, that (except in the case of a Change in Control) options granted under the Plan shall not be exercisable within the six-month period subsequent to the date of the grant of the option, and provided further that the aggregate number of shares for which options may be granted to any individual during any calendar year may not, subject to adjustment as provided in Section 7, exceed 40% of the Shares reserved for purposes of the Plan in accordance with the provisions of Section 5. The Committee also shall have the authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the provisions of the respective option agreements (which need not be identical), and to make all other determinations considered necessary or advisable for the administration of the Plan.

         The Board of Directors shall designate one Committee member as chairperson and the Committee shall hold meetings at such times and places as it shall consider advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all of the Committee members shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall consider advisable.

3. GRANTEES. Options may be granted to such employees (including but not limited to officers and those directors who perform significant decision-making functions in the daily operations of the Company) and non-employee independent contractors of the Company and any parent or subsidiary corporation (within the meaning of Code Section 424(e) and (f) ("Affiliates)) as the Committee determines (each such individual a "Grantee"); provided, however, ISOs shall only be granted to employees of the Company.

4. EFFECTIVENESS AND TERMINATION OF PLAN. This Plan has been adopted by the Company's Board of Directors and shall become effective as of the date of its ratification and approval by the Company's voting shareholders.

         This Plan shall terminate on the earliest of:

         (a) the tenth anniversary of the effective date as determined under this Section;

         (b) the date when all Common Shares of the Company, par value $0.01 per share (the "Shares"), reserved for issuance under the Plan shall have been acquired through exercise of options granted under the Plan; or

         (c)      such earlier date as the Board of Directors may determine.

         Any option outstanding under the Plan at the time of the Plan's termination shall remain in effect in accordance with its terms and those of the Plan.

5. THE SHARES. Subject to Section 7, the aggregate number of Shares which may be issued under the Plan, as restated, shall be 2,000,000. Such number of Shares may be set aside out of the authorized but unissued Shares not reserved for any other purpose or out of Shares held in or acquired for the treasury of the Company. If all or part of an option shall terminate without being exercised, the Shares which were not exercised may again be available for grant under the Plan.

6. GRANT AND TERMS OF OPTIONS. The Committee may grant options at any time and from time to time before the termination of the Plan. Except as provided below, options granted under the Plan shall be subject to the following terms:

         (a) PRICE. The purchase price of Shares upon exercise of an ISO shall be no less than the fair market value of the Shares at the time of grant; provided, however, if an ISO is granted to a person owning shares of the Company possessing more than 10% of the total combined voting power of all classes of shares of the Company as defined in Code Section 422 ("10% Shareholder"), the exercise price shall equal 110% of the fair market value of the Shares at the time of grant. The fair market value of the Shares shall be determined by and in accordance with procedures established by the Committee whose determination shall be final.

                  The exercise price of Shares subject to a non-qualified option shall be determined by the Committee.

                  The exercise price shall be paid in full in United States dollars in cash or by check at the time of exercise. The Grantee shall pay a required withholding tax in full in United States dollars in cash or by check at the time of exercise of the option. The exercise price and any required withholding tax also may be paid with (i) Shares already owned by, and in the possession of, the Grantee or (ii) any combination of United States dollars or Shares. Shares used to satisfy the exercise price and any required withholding tax shall be valued by the Committee in its sole discretion at their fair market value as of the close of business on the day immediately before the date of exercise. The exercise price shall be subject to adjustment, but only as provided in
                  Section 7 hereof.

         (b) LIMIT ON INCENTIVE STOCK OPTION AMOUNT. Notwithstanding any provision contained herein to the contrary, the aggregate fair market value (determined at the time the ISO is granted) of Shares with respect to which ISOs are first exercisable by a Grantee during any calendar year (under all plans of the Company or affiliates) may not exceed $100,000.

         (c) DURATION AND EXERCISE OF OPTIONS. An option may be granted for a term which shall not be less than six months subsequent to the date of the grant of the option and which shall not exceed ten years from the date of grant; provided, however, an ISO granted to a 10% Shareholder may have a term not exceeding five years from the date of grant. Subject to the foregoing, options shall be exercisable at such time and in such amounts (up to the full amount thereof) as the Committee may determine at the time of grant. If an option is exercisable in installments, the

                  Committee shall determine what events, if any, will accelerate the exercise of the options; however, in no event shall any installment be exercisable within the six-month period subsequent to the date of grant of the option.

         (d) TERMINATION OF EMPLOYMENT. Except as otherwise determined by the Committee, upon the termination of the Grantee's employment (or service as a non-employee independent contractor), the Grantee's right to exercise an option shall be as follows:

                  (i) If the Grantee's employment (or service as a non-employee independent contractor) is terminated on account of permanent and total disability (as defined in Code Section 22(e)(3)), the Grantee or the Grantee's legal representative (or the Grantee's estate if the Grantee dies after termination of employment or service) may exercise the option to the extent exercisable on the date of the Grantee's termination of employment or service, at any time within one year after termination of employment or service but in no event after the expiration of the term of the option.

                  (ii) If the Grantee's employment (or service as a non-employee independent contractor) is terminated by death, the Grantee's estate may exercise the option, to the same extent exercisable by the Grantee on the date of the Grantee's death, at any time within one year after the Grantee's death, but in no event after expiration of the term of the option.

                  (iii) If the Grantee's employment (or service as a non-employee independent contractor) is terminated involuntarily for "Cause", the Grantee's option shall expire as of the date of the termination of employment (or service). "Cause" under this Plan means (1) material misconduct by the Grantee; (2) any act by the Grantee that is materially adverse to the Company; or (3) the Grantee's breach of any employment, service or non-competition agreement with the Company. "Cause" also has the meaning given to that term, or any similar term, under any employment or service agreement with the Company.

                  (iv) If the Grantee's employment (or service as a non-employee independent contractor) is terminated for any reason other than as described in clauses
                           (i), (ii), and (iii), the Grantee (or the Grantee's estate if the Grantee dies after his service or employment is terminated) may exercise the option, to the same extent exercisable before the date of termination of service or employment, within 90 days after such termination date but in no event after the expiration of the term of the option.

                  (v) A Grantee's "estate" means the Grantee's legal representative or any person who acquires the right to exercise an option by reason of the Grantee's death. The Committee may require the transferee of a Grantee to supply it with written notice of the Grantee's death or disability and to supply it with a copy of the will (in the case of the Grantee's death) or such other evidence as the Committee considers necessary to establish the validity of the transfer of an option. The Committee may also require the agreement of the transferee to be bound by all the terms of the Plan.

         (e) TRANSFERABILITY OF OPTION. Options shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee or the Grantee's legal representative.

         (f) MODIFICATION, EXTENSION, AND RENEWAL OF OPTIONS. Subject to the terms and within the limitations of the Plan, the Committee may modify, extend, or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not previously exercised) and authorize the granting of new options in substitution therefor (to the extent not previously exercised). Notwithstanding the foregoing, however, no modification of an option may, without the consent of the Grantee, alter or impair any rights or obligations under any option theretofore granted under the Plan nor may any modification be made which would adversely affect the status of an ISO as an incentive stock option under Code Section 422.

         (g) FORM OF OPTION AGREEMENT. Options for both ISOs and non-qualified options shall be evidenced by such form of agreement as the Committee approves.

         (h) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with the terms of the Plan, as the Committee considers appropriate.

7. ADJUSTMENTS IN THE SHARES. If the Shares, as presently constituted, shall be changed into or exchanged for a different number or kind of share or other securities of the Company or of another corporation (whether by merger, reverse split, combination of shares, or otherwise) or if the number of Shares shall be increased through the payment of a share dividend, there shall be substituted for or added to each Share theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares or other securities into which each outstanding Share shall be so changed, or for which each Share shall be exchanged, or to which each Share shall be entitled, as the case may be. The price and other terms of outstanding options shall also be appropriately amended as may be necessary to reflect the foregoing events. If there shall be any other change in the number or kind of the outstanding Shares, or of any share or other securities into which the Shares shall have been changed, or for which the Shares shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with that determination; provided, however, with respect to ISOs, such adjustments shall be made in accordance with Code Section 424.

         Fractional shares resulting from any adjustment in options pursuant to
         Section 7 may be settled in cash or otherwise as the Committee shall determine. The Committee shall give notice of any adjustment to each Grantee whose option has been adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

8.       CHANGE IN CONTROL.

         (a) If, while unexercised options remain outstanding under the Plan, a Change in Control (as defined in paragraph (b) of this Section 8) shall occur, each outstanding option that is not then exercisable shall become fully exercisable as of the date on which the Change in Control shall occur, provided that the grant of such option was approved in advance by the Committee.

         (b) For purposes of this Section 8, a "Change in Control" shall be deemed to have occurred if:

                  (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                  (ii) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who, at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this Section 8(b) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at lease a majority thereof; or

                  (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; PROVIDED, HOWEVER, that no such transaction shall be deemed to constitute a Change in Control if the Board shall have approved such merger or consolidation prior to shareholder approval thereof, unless the Board, in its discretion, shall determine otherwise; or

                  (iv) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

9. SECURITIES LAW REQUIREMENTS. No option granted under this Plan shall be exercisable in whole or in part, nor shall the Company be obligated to sell any Shares subject to any option if such exercise, sale, or settlement would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other Federal or State Statutes having similar requirements), as may be in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board of Directors determines that the listing or qualification of the Shares subject to the option under any securities exchange requirements or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of the option or the issuance of Shares under the option, the option may not be exercised in whole or in part unless the listing, qualification, consent, or approval shall have been effected or obtained free of any conditions unacceptable to the Board of Directors.

10. AMENDMENT OF THE PLAN. The Board of Directors may amend the Plan, correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any option in the manner and to the extent it shall consider desirable; provided, however, except as provided in Section 7 and this Section, unless the shareholders of the Company shall have first approved thereof; (i) no option shall be exercisable more than ten years after the date it is granted; (ii) the expiration date of the Plan shall not be extended; and (iii) no amendment shall be of any force and effect if the amendment increases the number of Shares available for the granting of options under the Plan, decreases the price at which options may be granted, materially increases the benefits accruing to Grantee, or materially modifies the eligibility or participation requirements of the Plan. In addition, no amendment of the Plan may, without the consent of a Grantee, adversely affect the Grantee's right under any option.

         The Board of Directors also may amend or terminate the Plan in such respect as the Board of Directors shall consider advisable to ensure favorable Federal income tax treatment for the Company.

11. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Shares will be used for general corporate purposes.

12. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee (or upon a transferee of a Grantee) to exercise the option.

13. PLAN NOT A CONTRACT OF EMPLOYMENT. The Plan is not a contract of employment, and the terms of employment of any Grantee, or the relationship of any non-employee independent contractor with the Company shall not be affected in any way by the Plan or related instruments except as specifically provided therein.

         The establishment of the Plan shall not be construed as conferring any legal rights upon any Grantee of a continuation of employment, nor shall it interfere with the right of the Company or any subsidiary to discharge any Grantee and to treat the Grantee without regard to the effect which that treatment might have upon him or her as a Grantee.

14.      EXPENSES OF THE PLAN. The Company shall pay all expenses of the Plan.

15. COMPLIANCE WITH APPLICABLE LAW. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates for Shares pursuant to the exercise of an option, unless and until the Company is advised by its counsel that the issuance and delivery of those certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any exchange upon which Shares are traded. The Company shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law, regulation, or requirement. The Board of Directors may require, as a condition of the issuance and delivery of the certificates and to ensure compliance with such laws, regulations, and requirements, that the Grantee make such covenants, agreements, and representations as the Board of Directors considers necessary or desirable.

16. GOVERNING LAW. Except to the extent preempted by federal law, the Plan shall be construed and enforced in accordance with, and governed by, Ohio law other than its conflicts of law provisions.

                              PHONETEL TECHNOLOGIES, INC.
                               650 Statler Office Tower
                                  1127 Euclid Avenue
                                 Cleveland, Ohio 44115

                                    REVOCABLE PROXY

          The undersigned hereby appoints Peter Graf and Tammy L. Martin, or either of them, as Proxies, each with the power of substitution and resubstitution and hereby authorizes them to represent and to vote, as designated below, all shares of common stock par value $.01 of PhoneTel
       Technologies, Inc. held of record on June 3, 1997 by the undersigned, at the Annual Meeting of Shareholders to be held on June 30, 1997 or any adjournment thereof.

       1. AMENDMENT TO THE AMENDED AND RESTATED CODE OF REGULATIONS TO ESTABLISH
          A CLASSIFIED BOARD OF DIRECTORS

            [ ] FOR ADOPTION OF PROPOSED AMENDMENT TO THE         [ ] WITHHOLD AUTHORITY TO VOTE FOR ADOPTION OF PROPOSED
                AMENDED AND RESTATED CODE OF REGULATIONS              AMENDMENT TO THE AMENDED AND RESTATED CODE OF REGULATIONS

       2. ELECTION OF BOARD OF DIRECTORS

            [ ] FOR ALL NOMINEES LISTED BELOW                     [ ] WITHHOLD AUTHORITY
                (except as marked to the contrary below)              to vote for all nominees listed below

                              (INSTRUCTION: To withhold authority to vote for any individual nominee, write such nominee's name on the line set forth below.)

           George H. Henry, Aron Katzman, Steven Richman, Joseph Abrams, Peter G. Graf, Nickey B. Maxey


  -------------------------------------------------------------------------------------------------------------------

       3. RATIFICATION AND APPROVAL OF THE PHONETEL TECHNOLOGIES, INC. 1997
          STOCK INCENTIVE PLAN

            [ ] FOR RATIFICATION AND APPROVAL OF THE 1997 STOCK         [ ] WITHHOLD AUTHORITY TO VOTE FOR RATIFICATION
                 INCENTIVE PLAN                                             AND APPROVAL OF THE 1997 STOCK INCENTIVE PLAN

           (Continued, and to be dated and signed, on the other side)



                        (Continued from the other side)

       4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
       HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS
       PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS ARE PROPERLY
       PRESENTED AT THE MEETING FOR ACTION TO BE TAKEN THEREUNDER, THIS PROXY
       WILL BE VOTED ON SUCH MATTERS BY THE PERSONS NAMED AS PROXIES HEREIN IN
       ACCORDANCE WITH THEIR BEST JUDGMENT.

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE
       ENCLOSED ENVELOPE.

                                                   Dated:                 , 1997

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                     Signature if Held Jointly

                                                   (Important: Please sign name
                                                   as appears hereon indicating,
                                                   where proper, official
                                                   position or representative
                                                   capacity, in case of joint
                                                   holders, both should sign.)

                                                   [ ] Yes, I plan to attend the
                                                       meeting.

                                                   [ ] No, I do not plan to
                                                       attend the meeting.

                                                      THIS PROXY IS SOLICITED
                                                           ON BEHALF OF
                                                      THE BOARD OF DIRECTORS